Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report o Form 10-Q of SunGame Corporation (the “Company”) for the quarter ended 30 June 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Neil Chandran, Chief Executive Officer and Chief Financial Officer of SunGame Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:           August 13, 2012

  /s/        Neil Chandran
Name:    Neil Chandran
Title:      Principal Executive Officer,
               President and Chief Executive Officer,
               Chief Financial Officer and Principal,
               Accounting Officer, Director